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                    U. S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 06, 2000



                               NetCreations, INC.
              Exact name of registrant as specified in its charter)


         New York                       001-14875                 11-3300476
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


          379 West Broadway, Suite 202, New York, NY 10012 (Address of principal executive offices, including Zip Code)


                                 (212) 625-1370
              (Registrant's telephone number, including area code)




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                              NetCreations, Inc.


ITEM 5. Other Events.

Reference is made to the press release of Registrant, issued on July 6, 2000, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1



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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   NetCreations, INC.
                                   (Registrant)

                                   By: /s/ Brian Burlant
                                      ------------------------------------
                                       Brian Burlant
                                       Secretary

DATED: July 10, 2000


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                                  EXHIBIT INDEX

Exhibits:
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99.1     Press Release dated July 6, 2000